EXHIBIT 10.1

                                                                  CONFORMED COPY

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 (this "Agreement") dated as of November 9, 1998 among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the "Company"); each of the lenders (the "Lenders") listed on the signature pages hereof; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                  The Company, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of September 26, 1997 (as from time to time amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuing of letters of credit) by the Lenders to the Company in an aggregate principal or face amount not exceeding $250,000,000. The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to (i) the Administrative Agent's receipt of counterparts of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent, (ii) the consent and agreement hereto by the Subsidiary Guarantors and (iii) payment by the Company to the Administrative Agent of such fees as the Company shall have agreed to pay in connection herewith, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  A. Definitions. Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their appropriate alphabetical locations (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Agreement, by amending and restating such definition to read as set forth below):

                           "Arcus UK" shall mean Arcus Data Security Limited, an
                  English company that, prior to the formation of the Pond Joint Venture, was wholly owned by Arcus Data Security, Inc., a Delaware corporation and Wholly Owned Subsidiary of the Company.

                           "Excluded  Subsidiary"  shall mean any  Subsidiary of
                  the Company principally engaged in the records management business organized outside of the United States of America.

                           "IMRM" shall mean Iron Mountain  Records  Management,
                  Inc., a Delaware corporation and a Wholly-Owned Subsidiary of the Company.


                                 AMENDMENT NO. 2

                           "IMST"  shall mean Iron  Mountain  Statutory  Trust -
                  1998, a Connecticut statutory trust.

                           "Pond  Joint   Venture"  shall  mean  Britannia  Data
                  Management Limited, an English company, a majority of the shares of Capital Stock of which (immediately after giving effect to the Pond Transaction) will be owned by the Company or a Subsidiary of the Company.

                           "Pond Transaction" shall mean (i) the contribution by
                  the Company or a Subsidiary of the Company to the Pond Joint Venture of Capital Stock of Arcus UK having a fair market value of up to but not exceeding (pound)2,000,000 and (ii) the purchase by the Company or a Subsidiary of the Company of Capital Stock of the Pond Joint Venture for an aggregate consideration of up to but not exceeding (pound)37,250,000.

                           "Synthetic   Lease   Obligations   shall   mean   the
                  obligations of IMRM under (i) the Lease Agreement between IMRM, as lessee, and IMST, as lessor, in substantially the form furnished by the Company to the Administrative Agent on November 6, 1998, and (ii) the Assignment of Lease and Agency Agreement among IMST, IMRM and the Bank of Nova Scotia, as agent bank, in substantially the form furnished by the Company to the Administrative Agent on November 6, 1998.

                  B. EBITDA. The definition of "EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by restating the second paragraph therein as follows:

                           "For the purposes of calculating the ratios set forth
                  in Sections 9.09(a), 9.10 and 9.11 there may, at the Company's option, and for purposes of calculating the ratio set forth in
                  Section 9.09(b) there will, be included in EBITDA for any relevant period, on a pro forma basis (adjusted to give effect to expenses that will not be ongoing), the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired after the commencement of such period in connection with any Permitted Acquisition or any acquisition pursuant to Sections 9.14(viii)(b) and 9.14(viii)(c) hereof having Acquisition Consideration, in the case of any such Permitted Acquisition, or an aggregate amount of consideration paid, in the case of such acquisition pursuant to Section 9.14(viii)(b) and 9.14(viii)(c) hereof, of more than $500,000. The net income (and the related additions and subtractions) of the Person or assets acquired pursuant to such acquisition for such period shall be calculated by reference to the most recent available quarterly financial statements of the acquired business, annualized."

                  C.  Permitted  Indebtedness.   The  definition  of  "Permitted
         Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by restating clause (vii) therein as follows:



                                 AMENDMENT NO. 2

                           "(vii)  Indebtedness  of the Company in an  aggregate
                  outstanding   principal  amount  not  at  any  time  exceeding
                  $10,000,000;"

                  D.  Financial  Statements and Other  Information.  (x) Section
         9.01 of the Credit Agreement is hereby amended by (i) substituting, in the beginning lines thereof, "The Company shall deliver to each of the Lenders (except as provided in paragraph (e) below):" for "The Company shall deliver to each of the Lenders:" and (ii) restating paragraph (e) thereof as follows:

                           "(e) promptly upon the filing thereof,  copies of all
                  registration statements (other than any registration statements on Form S-8 or its equivalent) and any reports which the Company shall have filed with the Securities and
                  Exchange Commission, which shall be delivered to the Administrative Agent and any Lenders upon such Lender's request;"

                           (y) Section 9.01 of the Credit Agreement is hereby further amended by substituting "105 days" for "90 days" in paragraph
         (a) thereof and by  substituting  "60 days" for "45 days" in  paragraph
         (b) thereof.

                  E. Indebtedness. Section 9.08 of the Credit Agreement is hereby amended by deleting the "and" before the beginning of clause
         (iv) thereof, deleting the period at the end of clause (iv) thereof, and adding the following thereto:

                           "; (v) so long as no Default  shall have occurred and
                  be continuing hereunder at the time of such creation or incurrence, Indebtedness created or incurred by the Pond Joint Venture or any Excluded Subsidiary (subject to the limitations set forth in Section 9.09 hereof, and provided that any Indebtedness incurred under this clause (v) shall be without recourse to and shall not be Guaranteed by the Company or any Subsidiary (other than the Pond Joint Venture or any Excluded Subsidiary) of the Company); and (vi) the Synthetic Lease Obligations and the guarantee by the Company thereof
                  (provided, that the aggregate principal amount of the Synthetic Lease Obligations shall not at any time exceed $47,500,000 and that such obligations shall be without recourse to any Subsidiary (other than IMRM) of the Company and shall not be Guaranteed by any Subsidiary of the Company)."

                  F. Leverage Ratios. Section 9.09 of the Credit Agreement is hereby amended to read as follows:

                           "9.09 Leverage  Ratios.  (a) The Company will not, as
                  at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) the excess of (x) the aggregate outstanding principal amount of Funded Indebtedness (on a consolidated basis) of the Company and its Subsidiaries at such date over (y) the aggregate amount of cash and Liquid Investments of the Company and Subsidiaries at such date to
                  (ii) EBITDA for such


                                 AMENDMENT NO. 2
                  period (the "Leverage Ratio") to exceed the ratio set forth below:

                                    Period                        Leverage Ratio

                  From the Amendment and Restatement Effective Date
                  through December 31, 1998                           6.00 to 1

                  From January 1, 1999
                  through June 30, 1999                               5.75 to 1

                  From July 1, 1999
                  through December 31, 1999                           5.50 to 1

                  From January 1, 2000
                  through June 30, 2000                               5.25 to 1

                  From July 1, 2000
                  through December 31, 2000                           5.00 to 1

                  From January 1, 2001
                  through June 30, 2001                               4.75 to 1

                  From July 1, 2001
                  and at all times thereafter                         4.50 to 1

                           (b) The Company will not, as at the end of any fiscal
                  quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) the excess of (x) the aggregate outstanding principal amount of Indebtedness (on a consolidated basis) of the Pond Joint Venture and each Excluded Subsidiary at such date over (y) the aggregate amount of cash and Liquid Investments of the Pond Joint Venture and each Excluded Subsidiary at such date to (ii) EBITDA for such period (the "Foreign Leverage Ratio") to exceed 3.50 to 1. Solely for purposes of this clause (b), in determining the Foreign Leverage Ratio, EBITDA shall be determined by including only the Pond Joint Venture and each Excluded Subsidiary."

                  G. Interest Coverage Ratio. Section 9.10 of the Credit Agreement is hereby amended by restating the ratio grids therein to read as follows:

                    "Period                                    Interest Coverage
                                                                       Ratio

                  From the Amendment and Restatement Effective
                  Date through December 31, 1998                     1.70 to 1



                                 AMENDMENT NO. 2

                  From January 1, 1999
                  through December 31, 1999                          1.85 to 1

                  From January 1, 2000
                  through December 31, 2000                          2.00 to 1

                  From January 1, 2001
                  through September 30, 2001                         2.25 to 1

                  From October 1, 2001
                  and at all times thereafter                        2.50 to 1"

                  H. Mergers, Asset Dispositions,  Etc. Clause (viii) of Section
         9.12 of the Credit Agreement is hereby amended to read as follows:

                           "(viii) so long as no Default shall have occurred and
                  be continuing hereunder at the time of such Acquisition or transaction, Permitted Acquisitions and related Additional Expenditures and any other transaction expressly permitted by
                  Section 9.14 hereof; provided that any such Permitted Acquisition is an acquisition of another business operating principally in the United States of America."

                  I. Liens. (1) Clause (iii) of Section 9.13 of the Credit Agreement is hereby amended to read as follows:

                           "(iii)   Liens    contemplated    by,   or   securing
                  Indebtedness described in, clauses (ii), (iv), (v) and (vii) of the definition of Permitted Indebtedness."

                           (2) Section 9.13 of the Credit Agreement is hereby further amended by deleting the "and" before the beginning of clause
         (vi) thereof, deleting the period at the end of clause (vi) thereof, and adding the following thereto:

                           "; (vii) Liens  securing  Indebtedness  permitted  by
                  clause (v) of Section 9.08 hereof, provided that such Liens extend only to the assets of the Pond Joint Venture or any Excluded Subsidiary incurring such Indebtedness as a primary obligor (and not as a Guarantor) or Capital Stock of the Pond Joint Venture or such Excluded Subsidiary; and (viii) Liens on property leased by IMRM pursuant to the Synthetic Lease Obligations permitted by clause (vi) of Section 9.08 hereof."

                  J. Investments. Section 9.14(v) of the Credit Agreement is hereby amended to read as follows:


                                 AMENDMENT NO. 2

                           "(v)   (w)   equity   Investments   in   Wholly-Owned
                  Subsidiaries of the Company; (x) additional equity Investments in Subsidiaries of the Company (other than Wholly-Owned Subsidiaries) with the prior written consent of the Majority Lenders; (y) additional equity Investments in any Person principally engaged in the same line or lines of business as the Company and its Subsidiaries, provided that the aggregate amount invested pursuant to this clause (y) shall not exceed
                  (i) $85,000,000 minus (ii) the aggregate consideration paid or contributed by the Company or any Subsidiary of the Company pursuant to the Pond Transaction (converted into Dollars at the applicable spot rate of exchange, as determined by the Company, on the date of the consummation of the Pond
                  Transaction); and (z) Investments in the form of loans, advances or other obligations owed by any Wholly-Owned Subsidiary to the Company, and Investments in the form of loans, advances or other obligations owed by the Company to any Wholly-Owned Subsidiary; provided that the aggregate amount of Investments by the Company permitted by subclauses
                  (w) or (z) of this clause (v) in any Subsidiary of the Company that is a mortgagor under any Permitted Mortgage shall not exceed, in the aggregate for all such Subsidiaries, $10,000,000 at any one time outstanding;"

                  K. Investments. Clause (viii) of Section 9.14 of the Credit Agreement is hereby amended to read as follows:

                           "(viii)  Investments   consisting  of  (a)  Permitted
                  Acquisitions in accordance with Section 9.12 hereof; (b) the Pond Transaction; and (c) any acquisition (by purchase of shares, merger or otherwise) by the Pond Joint Venture or any Excluded Subsidiary of (x) a majority of the shares of Capital Stock of any Person principally engaged in the same line or lines of business as the Company and its Subsidiaries or (y) assets principally related to the records management business."

                  L. Capital Expenditures. Section 9.19 of the Credit Agreement is hereby amended by substituting "$50,000,000" for "$40,000,000" in the first sentence thereof.

                  M.  Certain  Obligations  Respecting   Subsidiaries.   Section
         9.22(a) of the Credit Agreement is hereby amended to read as follows:

                           "(a) The  Company  will,  and will  cause each of its
                  Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company and each of its Subsidiaries at all times owns (subject only to the Lien of the Security Documents) (i) all of the issued and outstanding shares of each class of Capital Stock of each of such Person's Subsidiaries (other than, in each case, Capital Stock of Excluded Subsidiaries) and (ii) more than 50% of the issued and outstanding shares of Capital Stock of each Person acquired pursuant to clauses (b) and (c) of Section 9.14(viii) hereof. Without limiting the generality of the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise


                                 AMENDMENT NO. 2
                  dispose of any shares of stock in any  Subsidiary  (other than an Excluded Subsidiary) owned by them, nor permit any Subsidiary of the Company (other than an Excluded Subsidiary) to issue any shares of Capital Stock of any class whatsoever to any Person (other than to the Company or to another Wholly-Owned Subsidiary or pursuant to Section 9.12 hereof). In the event that any such additional shares of Capital Stock shall be issued by any Subsidiary of the Company, or any Subsidiary shall be acquired, the Company agrees (so long as the certificates evidencing such shares of stock are not subject to a lien permitted under Section 9.13(vii) hereof, and in any event subject to clause (c) below) forthwith to deliver to the Administrative Agent pursuant to the Security Documents the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Documents."

                  N. Events of Default. Section 10.01(h) of the Credit Agreement is hereby amended to read as follows:

                           "(h) a final judgment or judgments for the payment of
                  money shall be rendered by a court or courts against the Company or any of its Subsidiaries in excess of $1,000,000 in the aggregate, and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, or the Company or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or"

                  Section 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in paragraphs (a) and (b) of Section 8.10 of the Credit Agreement) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no event has occurred and is continuing that constitutes a Default or an Event of Default (and the parties agree that breach of any of said representations and warranties shall constitute an Event of Default under Section 10.01(c) of the Credit Agreement).

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement and each of the other Basic Documents shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such

                                 AMENDMENT NO. 2
counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                 AMENDMENT NO. 2

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED


                                   By /s/ J.P. Lawrence
                                     Name: J.P. Lawrence
                                     Title: Vice President, Treasurer


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By /s/ Carol A. Ulmer
                                     Name: Carol A. Ulmer
                                     Title: Vice President


                                   THE LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By /s/ Carol A. Ulmer
                                     Name: Carol A. Ulmer
                                     Title: Vice President


                                   BANKBOSTON, N.A.


                                   By /s/ Virginia Dennett
                                     Name: Virginia Dennett
                                     Title: Director


                                 AMENDMENT NO. 2

                                   THE BANK OF NEW YORK


                                   By /s/ David C. Judge
                                     Name: David C. Judge
                                     Title: Senior Vice President


                                   CIBC INC.


                                   By /s/ Christine Harrigan
                                     Name: Christine Harrigan
                                     Title: Executive Director


                                   FLEET NATIONAL BANK


                                   By /s/ Michael A. Palmer
                                     Name: Michael A. Palmer
                                     Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By /s/ Vladimir Labun
                                     Name: Vladimir Labun
                                     Title: First Vice President - Manager


                                   US TRUST


                                   By /s/ D. G. Eastman
                                     Name: D. G. Eastman
                                     Title: Vice President




                                 AMENDMENT NO. 2

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By /s/ Nancy A. Perkins
                                     Name: Nancy A. Perkins
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA

                                   By /s/ T. M. Pitcher
                                     Name: T. M. Pitcher
                                     Title: Authorized Signatory


                                   HELLER FINANCIAL, INC.

                                   By /s/ Linda W. Wolf
                                     Name: Linda W. Wolf
                                     Title: Senior Vice President


                                   NATIONAL CITY BANK

                                   By /s/ Lisa Lisi
                                     Name: Lisa Lisi
                                     Title: Vice President


                                   ERSTE BANK DER OESTERREICHISCHEN
                                     SPARKASSEN AG (f/k/a GIROCREDIT BANK
                                     AG DER SPARKASSEN, GRAND CAYMAN
                                     ISLAND BRANCH)

                                   By /s/ Arcinee Hovanessian
                                     Name: Arcinee Hovessian
                                     Title: Vice President

                                   By /s/ John S. Runnion
                                     Name: John S. Runnion
                                     Title: First Vice President


                                 AMENDMENT NO. 2

CONSENTED TO AND AGREED:


IRON MOUNTAIN RECORDS MANAGEMENT, INC.
DATA SECURITIES INTERNATIONAL, INC.
IRON MOUNTAIN/SAFESITE, INC.
IRON MOUNTAIN RECORDS MANAGEMENT, INC.
IM SAN DIEGO, INC.
IRON MOUNTAIN CONSULTING SERVICES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO-FP, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO, INC.
CRITERION ATLANTIC PROPERTY, INC.
HOLLYWOOD PROPERTY, INC.
IM EARHART, INC.
IM BILLERICA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MICHIGAN, INC.
IRON MOUNTAIN SAFE DEPOSIT CORPORATION
NATIONAL UNDERGROUND STORAGE, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MARYLAND, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MISSOURI, LLC
ARCUS DATA SECURITY, INC.
TOWLER DATA SERVICES, INC.
HIMSCORP OF PHILADELPHIA, INC.
RECORDKEEPERS, INC.
HIMSCORP OF PITTSBURGH, INC.
HIMSCORP OF CLEVELAND, INC.
HIMSCORP OF NEW ORLEANS, INC.
HIMSCORP OF PORTLAND, INC.
HIMSCORP OF SAN DIEGO, INC.
HIMSCORP OF DETROIT, INC.
HIMSCORP OF LOS ANGELES, INC.
HIMSCORP OF HOUSTON, INC.
COPYRIGHT, INC.
IM-AEI ACQUISITION CORPORATION
IRON MOUNTAIN RECORDS MANAGEMENT OF UTAH, INC.
ARCUS STAFFING RESOURCES, INC.


By /s/ J.P. Lawrence
         Title: Vice President, Treasurer



                                 AMENDMENT NO. 2